Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 8,367.12
Total Transaction Valuation	60,587,399.79
Total Offset Amount	0.00
Net Fee	$ 8,367.12